Exhibit 32

           CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
                               FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to Annual Report of Nathaniel Energy Corporation (the "Company") on Form 10-KSB/A for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Amendment No. 1 to Annual Report on Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   January 24, 2005
                                        /s/ George A. Cretecos
                                       -----------------------------------
                                        George A. Cretecos
                                        Chief Operating Officer
                                        (Principal Executive Officer
                                        and Principal Accounting Officer)